UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

INVITAE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 16th Street, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

(415) 374-7782

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	The New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 4, 2021, Invitae Corporation (the “Company”) entered into a Sales Agreement (the “Agreement”) with Cowen and Company, LLC (the “Sales Agent”). The Agreement provides for the issuance and sale by the Company of common stock having an aggregate offering price of up to $400,000,000. Pursuant to the Agreement, the Company may offer and sell the shares in transactions deemed to be an “at-the-market” offering as defined in Rule 415(a)(4) of the Securities Act of 1933, which shares can be sold by the Company from time to time, depending upon market demand, with the Sales Agent acting as an agent for sales.

The Company will pay the Sales Agent a commission of up to 3.0% of the gross proceeds from the sale of shares of common stock by it as agent under the Agreement. The Agreement provides that the Company will provide customary indemnification rights to the Sales Agent. The Company has no obligation to sell any shares of common stock pursuant to the Agreement and may at any time suspend sales pursuant to the Agreement. Either party may terminate the Agreement pursuant to the terms of the Agreement without liability of any party.

The shares of common stock will be sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-230053), that was filed with the Securities and Exchange Commission and became automatically effective on March 4, 2019, including the related prospectus, dated March 4, 2019, as supplemented by the prospectus supplement dated May 4, 2021. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Under the Agreement, the Company may also sell shares of common stock to the Sales Agent as principal for its own account, at a price to be agreed upon at the time of sale. If the Company sells shares to the Sales Agent as principal, the Company will enter into a separate terms agreement with the Sales Agent, and the Company will describe the agreement in a separate prospectus supplement or pricing supplement.

The foregoing description of the Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Management Incentive Compensation Plan

On April 30, 2021, upon the recommendation of the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company (the “Board”), the Board (and with respect to that of Sean E. George, the Company’s Chief Executive Officer (the “CEO”), all of the independent members of the Board) approved a management incentive compensation plan for the 2021 fiscal year (the “Management Incentive Plan”). Under the Management Incentive Plan, the Company’s executive officers, as well as other specified senior level employees that are participants in the Management Incentive Plan, may be eligible to receive incentive compensation in the form of performance-based restricted stock units (“PRSUs”) based on the level of achievement of specified 2021 performance goals directed at cash burn, revenue, SG&A as a percentage of revenue, and volume, except for Ms. Guyer who is transitioning to a new role leading the Company’s ESG efforts. Eligibility to participate in the Management Incentive Plan and actual award amounts are not guaranteed and are determined at the discretion of the independent members of the Board upon the recommendation of the Compensation Committee. Potential payouts under the Management Incentive Plan may be as low as 0% and may exceed 100% of target PRSU amounts based on relative achievement of the 2021 performance goals, and will be granted no later than March 31, 2022. PRSUs awarded pursuant to the Management Incentive Plan vest as to 50% of the shares on the grant date, with the remaining 50% of the total amount of shares vesting on the first anniversary of the grant date, depending on eligibility and performance. Target PRSU bonus amounts at 100% payout for the Company’s named executive officers and other executive officers are as follows: Sean E. George—59,700 PRSUs; Kenneth D. Knight—19,900 PRSUs; Katherine A. Stueland—19,900 PRSUs; Robert L. Nussbaum—19,900 PRSUs; Thomas R. Brida—19,900 PRSUs; and Lee Bendekgey—16,600 PRSUs.

Retention Equity Grants

On April 30, 2021, upon the recommendation of the Compensation Committee, the Board (and with respect to that of the CEO, all of the independent members of the Board) approved grants of retention restricted stock units (“Retention RSUs”) and options to acquire shares of the Company’s common stock (“Retention Options”) under the 2015 Stock Incentive Plan (the “2015 Plan”) to the Company’s executive officers, as well as other specified senior level employees, except for Ms. Guyer who is transitioning to a new role leading the Company’s ESG efforts. The shares of common stock underlying Retention RSUs will vest in equal annual installments over a three year period, subject to continued service, with the first installment vesting on May 15, 2022. Retention Options vest over a four year period, subject to continued service, with 25% of the shares vesting on the first anniversary of the grant date, and the remaining 75% of each option award vesting monthly over the following three years. Each equity award is subject to the terms and conditions of the 2015 Plan and the applicable stock award agreements. Retention RSUs and Retention Options for the Company’s named executive officers and other executive officers are as follows: Sean E. George—134,200 Retention RSUs and 69,500 Retention Options; Kenneth D. Knight—44,700 Retention RSUs and 23,200 Retention Options; Katherine A. Stueland—44,700 Retention RSUs and 23,200 Retention Options; Robert L. Nussbaum—44,700 Retention RSUs and 23,200 Retention Options; Thomas R. Brida—44,700 Retention RSUs and 23,200 Retention Options; and Lee Bendekgey—37,300 Retention RSUs and 19,300 Retention Options.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Sales Agreement dated May 4, 2021 between Invitae Corporation and Cowen and Company, LLC.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2021	INVITAE CORPORATION

	By:	/s/ Shelly D. Guyer
	Name:	Shelly D. Guyer
	Title:	Chief Financial Officer